UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       June 21, 2007
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       440-461-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
     On June 21, 2007, The Progressive Corporation (the “Company”), completed a public offering of the Company’s 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 in an aggregate principal amount of $1,000,000,000 (the “Debentures”). The terms of the Debentures are set forth in the Debentures and the Junior Subordinated Indenture dated as of June 21, 2007 (the “Junior Subordinated Indenture”), as supplemented and amended by the First Supplemental Indenture dated as of June 21, 2007 (the “First Supplemental Indenture”), each between the Company and The Bank of New York Trust Company, N.A., as trustee. Copies of the Junior Subordinated Indenture, the First Supplemental Indenture and the form of the Debentures are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively.
     The Debentures were issued pursuant to an underwriting agreement dated as of June 18, 2007 (the “Underwriting Agreement”), between the Company and Goldman, Sachs & Co., as the representative of the several underwriters named in Schedule I to the Underwriting Agreement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to the Company’s Current Report on Form 8-K dated June 18, 2007 and filed on June 19, 2007. The Debentures were offered and sold by the Company pursuant to its registration statement on Form S-3 dated June 18, 2007 (File No. 333-143824).
     In connection with the completion of the offering of the Debentures, on June 21, 2007, the Company also entered into a replacement capital covenant (the “Replacement Capital Covenant”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.4. Under the Replacement Capital Covenant, the Company agreed, for the benefit of holders of a series of the Company’s long-term indebtedness that is senior in priority to the Debentures, as designated by the Company from time to time in accordance with the terms of the Replacement Capital Covenant, that the Company will not repay, redeem, defease or purchase, and that its subsidiaries will not purchase, all or any part of the Debentures before June 15, 2047, unless during a specified measurement period with respect to each such repayment, redemption, defeasance or purchase, the Company and its subsidiaries have issued specified amounts of certain replacement capital securities and otherwise complied with the terms and conditions of the Replacement Capital Covenant.
     The Company has identified its 6.25% Senior Notes due December 1, 2032 (CUSIP 743315 AL7) as the initial series of the Company’s senior indebtedness to which the Replacement Capital Covenant will apply (referred to in the Replacement Capital Covenant as the “Initial Covered Debt”). Pursuant to the terms of the Replacement Capital Covenant, the Company will provide to the holder(s) of the Initial Covered Debt a written notice regarding the Replacement Capital Covenant. The form of such notice is attached to this Current Report on Form 8-K as Exhibit 4.5.
Item 9.01   Financial Statements and Exhibits.
(d)     Exhibits

4.1	Junior Subordinated Indenture dated June 21, 2007, between The Progressive Corporation and The Bank of New York Trust Company, N.A., Trustee

4.2	First Supplemental Indenture dated June 21, 2007, between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee

4.3	Form of Debentures (included as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereof)

4.4	Replacement Capital Covenant dated June 21, 2007, of The Progressive Corporation

4.5	Form of Notice to holder(s) of The Progressive Corporation’s 6.25% Senior Notes due December 1, 2032; Exhibit A to such Notice is the Replacement Capital Covenant filed as Exhibit 4.4 hereof

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 22, 2007

THE PROGRESSIVE CORPORATION
By:	/s/ Jeffrey W. Basch
	Name:	Jeffrey W. Basch
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K	Form 8-K
Item 601	Exhibit No.	Description

4	4.1	Junior Subordinated Indenture dated June 21, 2007, between The Progressive Corporation and The Bank of New York Trust Company, N.A., Trustee

4	4.2	First Supplemental Indenture dated June 21, 2007, between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee

4	4.3	Form of Debentures (included as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereof)

4	4.4	Replacement Capital Covenant dated June 21, 2007, of The Progressive Corporation

4	4.5	Form of Notice to holder(s) of The Progressive Corporation’s 6.25% Senior Notes due December 1, 2032; Exhibit A to such Notice is the Replacement Capital Covenant filed as Exhibit 4.4 hereof